                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 26, 2003

                           MATERIAL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)

                  33-23617                        95-4622822
          (Commission file number)      (IRS employer identification no.)

                     11661 San Vicente Boulevard, Suite 707
                          Los Angeles, California 90049
                    (Address of principal executive offices)

                                 (310) 208-5589
                         (Registrant's telephone number)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

        On February 26, 2003, Material Technologies, Inc. ("Registrant")
announced that its board of directors had approved a plan to repurchase up to
10,000,000 shares of its outstanding Class A Common Stock, in open market transactions or through privately negotiated transactions.

        Attached hereto as Exhibit 99.1 is a copy of the Registrant's press release dated February 26, 2003.

Item 7(c).  Exhibits.

         The following Exhibit is filed as part of this Report.

         99.1   Press release of Material Technologies, Inc., dated
February 26, 2003.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MATERIAL TECHNOLOGIES, INC.

                                             By: /s/ Robert M. Bernstein
                                                 -------------------------------
                                                     Robert M. Bernstein
                                                     Chief Executive Officer
                                                     and President
Dated:  February 28, 2003

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.           Description
-----------           -----------

99.1                  Press release of Material Technologies, Inc., dated
                      February 26, 2003.